Q3 2017 Investor Presentation

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention, might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loan) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • The proposed merger with Puget Sound Bancorp, Inc. (“Puget Sound”) may not close when expected or at all because required regulatory, shareholder or other approvals and conditions to closing are not received or satisfied on a timely basis or at all, which may have an effect on the trading prices of Heritage Financial Corporation’s (“Heritage”) stock; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. Heritage cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to Heritage. Heritage does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the fourth quarter of 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect Heritage’s operating and stock price performance. Additional Information Heritage has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a proxy statement of Puget Sound that also constitutes a prospectus of Heritage, which will be sent to the shareholders of Puget Sound. Puget Sound shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Heritage, Puget Sound and the proposed transaction. When filed, this document and other documents relating to the merger filed by Heritage can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at www.hf-wa.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500 or from Puget Sound, upon written request to Puget Sound Bancorp, Inc., Attn: Investor Relations, 10500 NE 8th Street, #1500, Bellevue, Washington 98004 or by calling Brad Ogura at Puget Sound at (425) 467-2037. Participants In The Solicitation Heritage, Puget Sound and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Puget Sound shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Heritage may be found in the definitive proxy statement of Heritage filed with the SEC by Heritage on March 23, 2017. This definitive proxy statement can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Puget Sound will be included in the proxy statement/prospectus when filed with the SEC. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

3 COMPANY OVERVIEW

COMPANY PROFILE 4 Corporate Overview NASDAQ Symbol HFWA Headquarters Olympia, WA # of Branches 59 Year Established 1927 Note: Financial information as of 9/30/2017 and market information as of 10/27/2017 Financial Snapshot Market Capitalization $930.8 million Institutional Ownership 77.2% Total Assets $4.05 billion Loan / Deposit Ratio 84.2% ROAA 1.05% ROATCE 11.10%

COMPANY STRATEGY 5  Disciplined approach to acquisition opportunities  Pending acquisition for Puget Sound Bancorp, Inc. in Bellevue, WA  Allocate capital to organically grow our core banking business  Successful hiring of individuals and teams of bankers in Seattle and Portland markets  Improve operational efficiencies and rationalize branch network  Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions  Closed/Consolidated 17 branches since beginning 2010  Generate strong profitability and risk adjusted returns  1.05% return on average assets  11.10% return on average tangible common equity  Maintain underwriting standards and credit quality  0.28% NPA/Assets  Long track record of strong underwriting  Focus on core deposits is key to franchise value over the long term  28% non-interest bearing deposits, or 30% pro forma with Puget Sound  0.20% cost of deposits  Proactive capital management  54% dividend payout ratio over last twelve months, including regular and special dividends  Retain strong pro forma capital ratios Note: Financial information for the quarter-end period as of 9/30/2017

MERGER RATIONALE WITH PUGET SOUND BANCORP, INC. 6 • “Pure play” on business banking in the Seattle metropolitan area – one of the strongest economic regions in the United States, which presents attractive growth prospects • Aligns with HFWA’s stated strategic goal of growing in the Seattle-Bellevue market • HFWA will have pro forma total assets of $4.6 billion, and HFWA will have $870 million of loans and $601 million of deposits in Seattle and Bellevue combined • Puget Sound leadership joining HFWA • Attractive financial impact for HFWA Strategic Rationale Scarcity Value of Puget Sound Bancorp, Inc. Source: HFWA and PUGB earnings release for the quarter ended 9/30/2017 • Puget Sound is a traditional business banking franchise with total assets of $557 million – Highly attractive core deposit franchise with 48% of deposits being non-interest bearing demand – Business banking focus in loan portfolio with 66% of loans being commercial loans – 55% increase in net income vs. Q3 2016 – Clean credit portfolio with 0% NPAs/Assets • Relationship bankers with extensive experience in the Seattle-Bellevue market • Announced definitive agreement to acquire Puget Sound Bancorp, Inc. on July 26, 2017

Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) Bureau of Economic Analysis (3) Nielsen U.S. Census data (4) The Seattle Times STRONG AND DIVERSE ECONOMIC LANDSCAPE 7  Thriving local economy with job growth in technology and aerospace sectors  Washington named “America’s Top State for Business in 2017” by CNBC(1)  Washington state has the country’s largest concentration of STEM workers (science, technology, education and math) (1)  Seattle economy ranks 12th largest in the country by GDP, which increased 5.2% since 2014(2)  Seattle’s population grew 12.1% from 2010 to 2017(3)  Median household income for Seattle and Bellevue is $74,688 and $101,036, respectively, which is 30% and 76% higher than the national average of $57,462 (3)  Fortune 500 companies headquartered in Seattle-Bellevue MSA, include: Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks  King County home prices increased 18.2% from August 2016 to August 2017(4) Headquartered in Western Washington Major Operations in Western Washington

$4 01 $4 50 $5 74 $6 10 $5 95 $6 41 $6 97 $7 51 $7 96 $8 86 $9 46 $1 ,0 15 $8 12 $1 ,3 69 $1 ,3 46 $1 ,3 40 $1 ,7 12 $3 ,6 51 $3 ,8 79 $4 ,0 50 $74 $61 $57 $556 $319 $1,747 $557 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 Organic Acquired Assets 8 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  Proven track record of executing on acquisitions and organic growth  HFWA has completed 6 whole bank acquisitions and 2 FDIC-assisted transactions since 1998 Pending acquisition of Puget Sound Bancorp, Inc. Source: Company financials, as of 9/30/2017 Note: All dollars in millions

$276 $440 $449 $473 $478 $870 $83 $99 $95 $103 $108 $601 $359 $538 $545 $576 $587 $1,471 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q3 2017 Pro Forma Loans Deposits 9 KING COUNTY METRO Funds Under Management = Loans + Deposits Source: Company and Puget Sound Bancorp, Inc. financials, as of 9/30/2017 Note: All dollars in millions King County HFWA Branch • $587 million in total funds under management in King County, or $1.5 billion on a pro forma basis with Puget Sound acquisition

10 KING COUNTY GROWTH

FUTURE GROWTH AND OPPORTUNITIES 11 Note: Financial information as of 9/30/2017 *Map includes banks headquartered along the I-5 corridor and does not include coastal headquartered banks • Significant number of banks remaining in HFWA footprint, further consolidation is expected - 15 banks with less than $500 million in assets - 4 banks between $500 million and $1.0 billion in assets - 2 banks between $1.0 billion and 3.0 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest Bank Headquarters Expected Consolidation and Future OpportunitiesPacific Northwest Banking Landscape*

MANAGEMENT TEAM

Name	Position	Banking Experience	HFWA Service	Previous Experience
Brian Vance	President and Chief Executive Officer of Heritage Financial Corporation	45 years	21 years	WestOne Bank/U.S. Bank
Jeff Deuel	President and Chief Operating Officer of Heritage Bank	35 years	7 years	JPMChase/WAMU, CoreStates Bank
Don Hinson	EVP and Chief Financial Officer	23 years	12 years	Banking Practice of National Accounting Firm
Bryan McDonald	EVP and Chief Lending Officer	23 years	11 years	WBCO, WAMU, WestOne Bank/U.S. Bank
Dave Spurling	EVP and Chief Credit Officer	25 years	17 years	Bank of America
Cindy Huntley	EVP and Director of Retail Banking	29 years	29 years	
Lisa Banner	EVP and Director of Shared Services	23 years	2 years	Zions Bank
Tom Henning	EVP and Chief Risk Officer	31 years	2 years	Bank United (FL), WAMU
Bill Glasby	EVP and Chief Technology Officer	23 years	30 days	JPMChase/WAMU
Sabrina Robison	SVP and Human Resources Director	30 years	30 years	

12

13 FINANCIAL UPDATE

FINANCIAL UPDATE – Q3 2017 14 • Diluted earnings per share were $0.35 and net income of $10.6 million • Return on average assets was 1.05% and return on average tangible common equity was 11.10% • Declared a regular dividend of $0.13 per share and a special dividend of $0.10 per share on October 25, 2017 • Total loans receivable, net, increased $49.4 million, or 1.8%, to $2.77 billion at September 30, 2017 • $289.2 million of loan originations in Q3 2017 • Deposit growth $78.4 million, an increase of 2.4% compared to Q3 2016 Source: Company financials, as of 9/30/2017

1-4 Family 2.9% Owner- Occupied CRE 21.6% Nonowner- Occupied CRE 33.3% Commercial & Industrial 23.8% Construction & Land Development 6.2% Consumer 12.2% Non-Interest Bearing Demand 27.6% Interest Bearing Transaction Accounts 31.0% Money Market Accounts 14.5% Savings Accounts 15.0% Certificates of Deposits 11.9% Cash and Cash Equivalents 2.7% Securities 19.8% Loans, net'* 68.4% Other 9.1% 15 BALANCE SHEET MIX Loan Portfolio Source: Company financials, as of 9/30/2017 Note: All dollars in millions *Includes loans held for sale and allowance for loan losses • 4.72% loan yield in Q3 2017 • 45.4% of loans are commercial loans (C&I and owner-occupied CRE) • $2.8 billion in total loans Deposit Base • 0.20% cost of deposits in Q3 2017 • 27.6% of deposits are non-interest bearing demand • 88.1% of deposits are non-maturity • $3.3 billion in total deposits Total Asset Mix • 84.2% loan / deposit ratio • 22.5% of assets are cash and securities • 68.4% of assets are loans*

$2,257 $2,410 $2,652 $2,674 $2,755 $2,803 5.90% 5.25% 4.91% 4.70% 4.75% 4.72% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Total Loans* Loan Yield $2,906 $3,108 $3,230 $3,243 $3,291 $3,321 0.21% 0.18% 0.16% 0.16% 0.18% 0.20% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Total Deposits Cost of Total Deposits $779 $812 $795 $783 $791 $800 1.93% 1.83% 1.98% 2.22% 2.25% 2.24% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $200 $400 $600 $800 $1,000 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Total Investment Securities Yield on Securities** $- $- $80 $67 $111 $117 0.00% 0.34% 0.55% 0.81% 0.89% 1.53% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $40 $80 $120 $160 $200 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Total FHLB Advances Cost of FHLB Advances 16 BALANCE SHEET TRENDS Source: Company financials, as of 9/30/2017 Note: End of period balance. All dollars in millions *Loans include loans receivable, net and loans held for sale **Includes taxable and tax-exempt securities without adjustment for tax-equivalent basis Deposits Investment Securities Loans* FHLB Advances

3.69% 3.82% 3.71% 3.77% 3.68% 3.75% 3.75% 3.74% 0.28% 0.22% 0.29% 0.18% 0.17% 0.14% 0.17% 0.11% 3.97% 4.04% 4.00% 3.95% 3.85% 3.89% 3.92% 3.85% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Core NIM Accretion* 17 NET INTEREST MARGIN Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 9/30/2017 *Impact on net interest margin from incremental accretion on purchased loans • Stable core net interest margin

0.21% 0.18% 0.16% 0.16% 0.18% 0.20% 0.50% 0.50% 0.75% 1.00% 1.25% 1.25% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Cost of Total Deposits Fed Funds Rate $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Non-Interest Bearing Demand Interest Bearing Demand Money Market Accounts Savings Accounts CDs CORE DEPOSIT FRANCHISE 18Source: Company financials, as of 9/30/2017 Note: All dollars in thousands Deposit Mix • Low cost of deposits despite increases in Fed Funds Rate • 10% annual growth in non-interest bearing demand deposits • Non-Interest Bearing Demand: 10% CAGR • Total Deposits: 5% CAGR Cost of Deposits vs. Fed Funds Rate

61.7% 65.0% 67.2% 62.0% 64.4% 0.0% 25.0% 50.0% 75.0% 100.0% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 1.16% 1.03% 0.97% 1.21% 1.05% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 11.99% 10.84% 10.51% 12.78% 11.10% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 $11,039 $9,893 $9,316 $11,828 $10,624 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 PROFITABILITY TRENDS 19 Source: Company financials, as of 9/30/2017 Note: All dollars in thousands Note: Performance ratios are annualized ROAA ROATCE Net Income Efficiency Ratio

$27,903 $46,745 $48,074 $45,068 $31,612 $52,634 $58,134 $61,405 3.86% 3.49% 3.01% 2.84% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 Compensation & Benefits Expense Non-Compensation Expense NIE/Avg. Assets $11,185 $11,056 $11,199 $11,537 $12,132 $15,633 $15,753 $16,024 $16,272 $15,823 2.81% 2.78% 2.85% 2.85% 2.76% 2.00% 2.50% 3.00% 3.50% 4.00% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Compensation & Benefits Expense Non-Compensation Expense NIE/Avg. Assets NON-INTEREST EXPENSE 20 Source: Company financials, as of 9/30/2017 Note: All dollars in thousands, except per share Note: Non-interest expense/avg. assets ratios are annualized Non-Interest Expense – Annual • Continue to manage non-interest expense and leverage our operational scale • Non-interest expense/average assets of 2.76%, compared to 2.81% in Q3 2016 Non-Interest Expense – Quarters

CREDIT QUALITY TRENDS 21 Source: Company financials, as of 9/30/2017 Note: All dollars in thousands *Merger with Washington Banking Company closed during Q2 2014 Non-Performing Assets and Allowance for Loan Losses • Maintaining high standards for credit quality and a low ratio of NPAs / Assets 0.98% 0.65% 0.55% 0.43% 0.45% 0.39% 0.33% 0.32% 0.39% 0.41% 0.30% 0.30% 0.30% 0.29% 0.28% 2.38% 1.28% 1.29% 1.23% 1.22% 1.20% 1.21% 1.24% 1.21% 1.13% 1.17% 1.18% 1.19% 1.19% 1.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Q1 2014 Q2 2014* Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 AL LL / L oa ns R ec ei va bl e, ne t N P As / As se ts NPAs / Assets ALLL / Loans Receivable, net

0.57% 3.32% 2.19% 2.07% 1.41% 0.74% 0.43% 0.32% 0.30% 0.28% 2.62% 4.19% 2.83% 2.37% 1.24% 0.83% 0.60% 0.48% 0.35% 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 2017 N P A s / A ss et s HFWA Western U.S. Peers CREDIT QUALITY VS. PEER GROUP 22 Source: Company financials, as of 9/30/2017 Note: All dollars in thousands Note: Peer group consists of select banks headquartered in the Western U.S. with $1B- $11B in assets: BANR, BMRC, BOCH, BSRR, COBZ, COLB, CVBF, CVCY, FFNW, FFWM, FNBG, GBCI, GBNK, HMST, HTBK, NBHC, OPB, PMBC, PPBI, TCBK, WABC Non-Performing Assets – Since 2008 vs. Western U.S. Peers • Superior credit quality compared to HFWA’s Western U.S. peers

LOAN CHARGE-OFFS 23 Source: Company financials, as of 9/30/2017 Note: All dollars in thousands *Increase in net charge-offs primarily related to the closure of PCI pool of loans Net Charge Offs – Last 16 Quarters • Net loan charge-offs $2.2 million during Q3 2017 • Net loan charge-offs of $3.6 million during 2016

10.5% 10.3% 10.3% 10.5% 10.4% 0.00% 4.00% 8.00% 12.00% 16.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 9.9% 9.5% 9.7% 9.7% 9.7% 0.00% 4.00% 8.00% 12.00% 16.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 12.0% 12.0% 12.2% 12.1% 12.0% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 13.0% 13.0% 13.2% 13.1% 13.0% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 CAPITAL RATIO TRENDS 24 Source: Company financials, as of 9/30/2017 Tangible Common Equity Ratio Leverage Ratio Tier-1 Capital Ratio Risk Based Capital Ratio

25 SHAREHOLDER RETURN

TOTAL SHAREHOLDER RETURN

Heritage Financial CORPORATION

Ticker	HFWA
Exchange	NASDAQ
Stock Price	$ 31.10
Market Cap. ($MM)	$ 930.8
Dividend Yield (Regular Div. Only)	1.67%
Average Daily Volume (3 Mo.)	
Avg. Daily Volume (Shares)	158,668
Avg. Daily Volume ($000s)	$ 4,935
52-Week High / Low Price	
52-Week High (10/26/2017)	$ 31.25
52-Week Low (11/04/2016)	$ 17.75
Per Share	
Tg. Book Value Per Share	$ 12.77
EPS - 2017E**	$ 1.44
Number of Research Analysts	3
Valuation Ratios	
Price / Tg. Book Value	243.6%
Price / 2017E EPS**	21.5x

Total Return* – Last Twelve Months



90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
10/27/2016
1/27/2017
4/27/2017
7/27/2017
10/27/2017
+77.0%
+45.1%
+40.8%
+23.9%
S&P 500
SNL Bank
SNL U.S. Bank $1B-$5B
HFWA

- Track record of attractive returns for shareholders
- History of increasing dividends and stock price appreciation

Source: SNL Financial, as of 10/27/2017
Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion
*Total return includes stock price appreciation and reinvested dividends
**Average Street EPS estimates, per FactSet Research Systems, Inc.

26

$0.08 $0.08 $0.09 $0.09 $0.10 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.12 $0.13 $0.13 $0.13 $0.16 $0.10 $0.25 $0.10 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Regular Dividends Special Dividends Quarterly Cash Dividends • Quarterly cash dividend increased 8.3% year-over-year to $0.13 per share in Q4 2017 – Increased quarterly dividend five times since 2013 – Paid a special dividend for seven consecutive years • Dividend yield of 1.71% vs. 1.40% for the SNL U.S. Bank $1B-$5B Index HISTORY OF GROWING DIVIDENDS 27 Source: SNL Financial, as of 10/26/2017 - -

INVESTMENT THESIS 28 • Significant scarcity value as a $4+ billion commercial bank in the Pacific Northwest • Located in key markets in Western Washington – one of the strongest economic regions in the country • Proven track record of executing on M&A – Financially and strategically rewarding for shareholders • Long track record of profitability • Disciplined capital management • Conservative credit strategy and track record of strong underwriting • Committed to increasing shareholder value

29 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS

Heritage Financial CORPORATION

	Last 8 Quarters							
	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Balance Sheet								
Total Assets	$ 3,650,792	$ 3,678,032	$ 3,756,876	$ 3,846,376	$ 3,878,981	$ 3,885,613	$ 3,990,954	$ 4,050,056
Asset Growth (Anlzd. vs. Prior Period)	6.2%	3.0%	8.6%	9.5%	3.4%	0.7%	10.8%	5.9%
Gross Loans Receivable (Incl. HFS)	$ 2,409,724	$ 2,466,184	$ 2,531,731	$ 2,587,941	$ 2,652,411	$ 2,673,593	$ 2,755,294	$ 2,802,881
Loan Growth (Anlzd. vs. Prior Period)	-0.4%	9.4%	10.6%	8.9%	10.0%	3.2%	12.2%	6.9%
Total Deposits	$ 3,108,287	$ 3,130,929	$ 3,158,906	$ 3,242,421	$ 3,229,648	$ 3,243,415	$ 3,291,250	$ 3,320,818
Deposit Growth (Anlzd. vs. Prior Period)	7.1%	2.9%	3.6%	10.6%	-1.6%	1.7%	5.9%	3.6%
Loans / Deposits	77.3%	78.5%	79.9%	79.5%	81.8%	82.1%	83.5%	84.2%
Cash and Securities / Total Assets	25.9%	25.1%	24.5%	24.4%	23.2%	22.8%	22.9%	22.5%
Non-Interest Bearing Deposits (% of Total)	24.8%	25.4%	26.0%	26.7%	27.3%	27.2%	27.9%	27.6%
Non-Maturity Deposits (% of Total)	86.5%	87.0%	87.7%	88.6%	88.9%	89.4%	88.1%	88.1%
Capital Adequacy								
Tangible Common Equity	$ 342,152	$ 352,698	$ 362,938	$ 369,251	$ 355,360	$ 363,117	$ 374,292	$ 382,171
Tangible Common Equity Ratio	9.7%	9.9%	10.0%	9.9%	9.5%	9.7%	9.7%	9.7%
Leverage Ratio	10.4%	10.5%	10.5%	10.5%	10.3%	10.3%	10.5%	10.4%
Risk Based Capital Ratio	13.7%	13.6%	13.0%	13.0%	13.0%	13.2%	13.1%	13.0%
Credit Quality Ratios								
NPAs / Total Assets	0.32%	0.39%	0.41%	0.30%	0.30%	0.30%	0.29%	0.28%
NCOs / Avg. Loans	0.06%	0.20%	0.38%	-0.05%	0.05%	0.05%	0.00%	0.32%
Loan Loss Reserves / Gross Loans	1.23%	1.20%	1.12%	1.17%	1.17%	1.18%	1.19%	1.12%
Income Statement and Performance Ratios								
Net Interest Income	$ 32,535	$ 32,760	$ 33,085	$ 33,606	$ 33,055	$ 33,146	$ 34,180	$ 34,991
Net Income	$ 9,493	$ 9,091	$ 8,895	$ 11,039	$ 9,893	$ 9,316	$ 11,828	$ 10,624
ROAA	1.04%	1.00%	0.96%	1.16%	1.03%	0.97%	1.21%	1.05%
Net Interest Margin	3.97%	4.04%	4.00%	3.95%	3.85%	3.89%	3.92%	3.85%
Non-Interest Expense / Avg. Assets	2.92%	2.91%	2.87%	2.81%	2.78%	2.85%	2.85%	2.76%
Average Assets Per Employee	$ 4,837	$ 4,934	$ 4,993	$ 5,141	$ 5,094	$ 5,095	$ 5,190	$ 5,382
Efficiency Ratio	66.9%	66.3%	66.8%	61.7%	65.0%	67.2%	62.0%	64.4%

Source: Company financials, as of 9/30/2017
Note: All dollars in thousands

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